








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00765AAA0
019012646
17243RAB7
Issuer
ADVERTISING DIRECT SOLUTIONS
WARNER MUSIC GROUP
CINEMARK INC
Underwriters
BofA, DBSI, JP Morgan, Merrill Lynch
BofA, Deutsche Bank AG London, Lehman
Brothers, Merrill Lynch
Goldman Sachs, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ADVDIR 9.25% 11/15/2012
WARMUS 7.375% 4/15/2014
CINMRK 9.75% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/28/2004
4/1/2004
??
Total amount of offering sold to QIBs
170,000,000
465,000,000
577,173,000
Total amount of any concurrent public offering
0
0
0
Total
170,000,000
465,000,000
577,173,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           62.37
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.50%
2.50%
2.50%
Rating
Caa1/B-
B3/B-
Caa1/B-
Current yield
9.25%
7.38%
10.53%
Benchmark vs Spread (basis points)
538 bp
303 bp
488 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
315,000
 $                   315,000
0.19%



Chicago Funds







Scudder High Income Fund
Chicago
3,565,000
 $
3,565,000
2.10%



Scudder High Income Trust
Chicago
375,000
 $                   375,000
0.22%



Scudder Multi-Market Income Trust
Chicago
185,000
 $                   185,000
0.11%



Scudder Strategic Income Fund
Chicago
270,000
 $                   270,000
0.16%



Scudder Strategic Income Trust
Chicago
45,000
 $                     45,000
0.03%



SVS II High Income Portfolio
Chicago
605,000
 $                   605,000
0.36%



SVS II Strategic Income Fund
Chicago
50,000
 $                     50,000
0.03%



SVS II Total Return Portfolio
Chicago

 $                              -
0.00%



New York Funds







Scudder High Income Plus Fund
New York
175,000
 $                   175,000
0.10%



Scudder PreservationPlus Income Fund
New York
230,000
 $                   230,000
0.14%



Total

5,815,000
 $
5,585,000
3.29%









Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
007594AA2
294826AA3
81727HAA2
Issuer
AEARO CO I
ERICO INTERNATIONAL CORP
SENSUS METERING SYSTEMS
Underwriters
Bear Stearns, DBSI
DBSI, ABN, JP Morgan, Keybanc, Natcity
CSFB, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AEAROC 8.25%, 4/15/2012
CADDY 8.875%, 3/1/2012
SENSU 8.625%, 12/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Sole Manager
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/1/2004
2/12/2004
12/11/2003
Total dollar amount of offering sold to QIBs
 $                                                 175,000,000
 $                                                 141,000,000
 $                                                 275,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 175,000,000
 $                                                 141,000,000
 $                                                 275,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.84%
2.75%
Rating
B3/B-
B3/B-
Caa1/B-
Current yield
8.25%
8.88%
8.63%
Benchmark vs Spread (basis points)
476 bp
458 bp
442 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
45,000
 $                     45,000
0.03%
2.00%
0.08%
6/30/2004
Scudder Income Fund
Boston
10,000
 $                     10,000
0.01%
2.00%
-2.23%
6/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
575,000
 $                   575,000
0.33%
2.00%
-0.13%
6/30/2004
Scudder High Income Trust
Chicago
55,000
 $                     55,000
0.03%
3.10%
-1.74%
6/14/2004
Scudder Multi-Market Income Trust
Chicago
25,000
 $                     25,000
0.01%
2.00%
-3.91%
6/30/2004
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.02%
2.00%
-2.02%
6/30/2004
Scudder Total Return Fund
Chicago
10,000
 $                     10,000
0.01%
2.00%
-0.40%
6/30/2004
SVS II High Income Portfolio
Chicago
105,000
 $                   105,000
0.06%
2.00%
-0.13%
6/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
10,000
 $                     10,000
0.01%
3.10%
-3.21%
6/14/2004
New York Funds







Scudder High Income Plus Fund
New York
65,000
 $                     65,000
0.04%
2.00%
0.11%
6/30/2004
Total

940,000
 $                   940,000
0.54%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00828BAA3
92839UAC1
880349AF2
Issuer
AFFINIA GROUP INC
VISTEON CORP
TENNECO AUTOMOTIVE INC
Underwriters
CSFB, DBSI, Goldman Sachs, JP Morgan,
UBS
Citigroup, JP Morgan, CSFB, DBSI, UBS,
Banc One, BNP Paribas, BNY Capital,
Comerica Bank, HSBC, Lazard, Morgan
Stanley, Scoita Captial
BofA, Citigroup, DBSI, JP Morgan, BNY
Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AFFGRP 9% 11/30/2014
VC 7% 3/10/2014
TEN 8.625% 11/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Sr Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/12/2004
3/3/2004
11/9/2004
Total amount of offering sold to QIBs
300,000,000
450,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
450,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                           99.96
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
1.35%
2.50%
Rating
Caa1/B
Ba1/BB+
B3/B-
Current yield
9.00%
7.00%
8.63%
Benchmark vs Spread (basis points)
480 bp
334 bp
395 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     70,000
0.02%



Scudder High Income Opportunity Fund
Boston
250,000
 $                   250,000
0.08%



SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
2,775,000
 $
2,775,000
0.93%



Scudder High Income Trust
Chicago
290,000
 $                   290,000
0.10%



Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.05%



Scudder Strategic Income Fund
Chicago
210,000
 $                   210,000
0.07%



Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



Scudder Total Return Fund
Chicago
195,000
 $                   195,000
0.07%



SVS II High Income Portfolio
Chicago
495,000
 $                   495,000
0.17%



SVS II Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%



SVS II Total Return Portfolio
Chicago
70,000
 $                     70,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
145,000
 $                   145,000
0.05%



Scudder PreservationPlus Income Fund
New York
135,000
 $                   135,000
0.05%



Total

4,865,000
 $
4,865,000
1.62%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
009037AE2
639579AF8
729136AG6
Issuer
AINSWORTH LUMBER
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
DBSI, Goldman Sachs
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ANSCN 7.25% 10/1/2012
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 275,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 275,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
B2/B+
Caa1/CCC+
B3/B
Current yield
7.25%
8.92%
12.84%
Benchmark vs Spread (basis points)
345 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
45,000
 $                     45,000
0.02%
1.50%
0.00%
9/17/2004
Scudder Income Fund
Boston
10,000
 $                     10,000
0.00%
1.50%
0.00%
9/17/2004
Chicago Funds







Scudder High Income Fund
Chicago
565,000
 $                   565,000
0.21%
1.50%
0.00%
9/17/2004
Scudder High Income Trust
Chicago
55,000
 $                     55,000
0.02%
1.50%
0.00%
9/17/2004
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.01%
1.50%
0.00%
9/17/2004
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%
1.50%
0.00%
9/17/2004
Scudder Total Return Fund
Chicago
10,000
 $                     10,000
0.00%
1.50%
0.00%
9/17/2004
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.04%
1.50%
0.00%
9/17/2004
SVS II Strategic Income Fund
Chicago
10,000
 $                     10,000
0.00%
1.50%
0.00%
9/17/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
10,000
 $                     10,000
0.00%
1.50%
0.00%
9/17/2004
New York Funds







Scudder High Income Plus Fund
New York
60,000
 $                     60,000
0.02%
1.50%
0.00%
9/17/2004
Total

935,000
 $                   935,000
0.34%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
009037AF9
639579AF8
729136AG6
Issuer
AINSWORTH LUMBER
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
DBSI, Goldman Sachs
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ANSCN Float 10/1/2010
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 175,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 175,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.50%
2.25%
Rating
B2/B+
Caa1/CCC+
B3/B
Current yield
5.66%
8.92%
12.84%
Benchmark vs Spread (basis points)
375 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
45,000
 $                     45,000
0.03%
1.25%
0.00%
9/17/2004
Scudder Income Fund
Boston
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
Chicago Funds







Scudder High Income Fund
Chicago
565,000
 $                   565,000
0.32%
1.25%
0.00%
9/17/2004
Scudder High Income Trust
Chicago
60,000
 $                     60,000
0.03%
1.25%
0.00%
9/17/2004
Scudder Multi-Market Income Trust
Chicago
30,000
 $                     30,000
0.02%
1.25%
0.00%
9/17/2004
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.02%
1.25%
0.00%
9/17/2004
Scudder Total Return Fund
Chicago
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
SVS II High Income Portfolio
Chicago
95,000
 $                     95,000
0.05%
1.25%
0.00%
9/17/2004
SVS II Strategic Income Fund
Chicago
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
10,000
 $                     10,000
0.01%
1.25%
0.00%
9/17/2004
New York Funds







Scudder High Income Plus Fund
New York
60,000
 $                     60,000
0.03%
1.25%
0.00%
9/17/2004
Total

935,000
 $                   935,000
0.53%










Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
029912AP7
600814AH0
15101QAB4
Issuer
AMERICAN TOWER CORP
MIILICOM INTL
CELESTICA INC
Underwriters
CSFB, Bear Stearns, BNY, Calyon, Citigroup,
DBSI, Goldman Sachs, Greenwich, JP
Morgan, Rabobank, RBC, TD Securities
Morgan Stanley, Citigroup, CSFB, DBSI
Citigroup, BofA, DBSI, CIBC, CSFB,
McDonald, RBC, Scotia, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AMT 7.125% 10/15/2012
MICC 10% 12/1/2013
CLS 7.875% 7/1/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/28/2004
11/19/2003
6/10/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.00%
Rating
Caa1/CCC
B3/B-
Ba3/B+
Current yield
7.13%
10.00%
7.88%
Benchmark vs Spread (basis points)
332 bp
602 bp
332 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
255,000
 $                   255,000
0.09%
-1.00%
0.11%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,005,000
 $
3,005,000
1.00%
-1.00%
0.18%
9/30/2004
Scudder High Income Trust
Chicago
310,000
 $                   310,000
0.10%
-1.00%
0.17%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
155,000
 $                   155,000
0.05%
-1.00%
0.11%
9/30/2004
Scudder Strategic Income Fund
Chicago
225,000
 $                   225,000
0.08%
-1.00%
0.21%
9/30/2004
Scudder Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%
-1.00%
0.15%
9/30/2004
SVS II High Income Portfolio
Chicago
505,000
 $                   505,000
0.17%
-1.00%
0.12%
9/30/2004
SVS II Strategic Income Fund
Chicago
45,000
 $                     45,000
0.02%
-1.00%
0.09%
9/30/2004
New York Funds







Scudder Flag Investors Value Builder
New York
3,000,000
 $
3,000,000
1.00%
-1.00%
0.05%
9/30/2004
Scudder High Income Plus Fund
New York
335,000
 $                   335,000
0.11%
-1.00%
0.79%
9/30/2004
Total

7,875,000
 $
7,875,000
2.63%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
019622282
718286AW7
900123AU4
Issuer
ARIES VERMOGENSVERWALTNG
REPUGLIC OF PHILIPPINES
REPUBLIC OF TURKEY
Underwriters
DBSI, Goldman Sachs
CSFB, HSBC, UBS
JP Morgan, Lehman Brothers, ABN Amro,
Bear Stearns, Citigroup, Commerabank,
CSFB, Deutsche Bank AG London, HSBC,
HVB, Merrill Lynch International, T Vakiflar,
Turkiye Garanti
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ARIES 9.6% 10/25/2014
PHILIP 8.875% 3/17/2015
TURKEY 9% 6/30/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/1/2004
3/10/2004
6/24/2004
Total dollar amount of offering sold to QIBs
 $                                               2,435,500,000
 $                                                 500,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               2,435,500,000
 $                                                 500,000,000
 $                                                 750,000,000
Public offering price
 $                                                         100.00
 $                                                           99.14
 $                                                           98.73
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.06%
0.08%
0.18%
Rating
Ba2/BB+
Ba2/BB
Ba/BB-
Current yield
9.60%
9.00%
9.25%
Benchmark vs Spread (basis points)
499.6 bp
478 bp
475 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
250,000
 $                   250,000
0.01%
12.25%
4.10%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,000,000
 $
3,000,000
0.12%
12.25%
4.41%
9/30/2004
Scudder High Income Trust
Chicago
250,000
 $                   250,000
0.01%
12.25%
5.62%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
250,000
 $                   250,000
0.01%
12.25%
9.26%
9/30/2004
Scudder Strategic Income Fund
Chicago
250,000
 $                   250,000
0.01%
12.25%
4.89%
9/30/2004
SVS II High Income Portfolio
Chicago
500,000
 $                   500,000
0.02%
12.25%
4.52%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
250,000
 $                   250,000
0.01%
12.25%
4.60%
9/30/2004
Total

4,750,000
 $
4,750,000
0.20%














Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
07329UAA0
55801RAC4
960413AB8
Issuer
BCP CAYLUX HLDNG LUX SCA
HUNTSMAN LLC
WESTLAKE CHEMICAL CORP
Underwriters
BofA, DSBI, Morgan Stanley
CSFB, DBSI, CIBC, Citigroup, JP Morgan,
UBS
BofA, CSFB, DBSI, JP Morgan, CIBC,
Citigroup, Credit Lyonnais, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CAAGR 9.625%, 6/15/2014
HUNTSM 11.625%, 10/15/2010
WESLAK 8.75%, 4/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead manager
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/3/2004
9/16/2003
7/21/2003
Total dollar amount of offering sold to QIBs
 $                                               1,225,000,000
 $                                                 455,400,000
 $                                                 380,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,225,000,000
 $                                                 455,400,000
 $                                                 380,000,000
Public offering price
 $                                                         100.00
 $                                                           98.82
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
4.00%
2.25%
1.75%
Rating
B3/B-
B2/B
Ba3/B+
Current yield
9.63%
11.89%
8.75%
Benchmark vs Spread (basis points)
491
612 bp
325 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
885,000
 $                   885,000
0.07%
3.62%
1.76%
6/30/2004
Scudder Income Fund
Boston
235,000
 $                   235,000
0.02%
3.62%
0.87%
6/30/2004
SVS I Bond Portfolio
Boston
45,000
 $                     45,000
0.00%
3.62%
1.04%
6/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
11,055,000
 $
11,055,000
0.90%
3.62%
1.67%
6/30/2004
Scudder High Income Trust
Chicago
1,140,000
 $
1,140,000
0.09%
3.62%
2.21%
6/30/2004
Scudder Multi-Market Income Trust
Chicago
575,000
 $                   575,000
0.05%
3.62%
2.09%
6/30/2004
Scudder Strategic Income Fund
Chicago
800,000
 $                   800,000
0.07%
3.62%
1.19%
6/30/2004
Scudder Strategic Income Trust
Chicago
135,000
 $                   135,000
0.01%
3.62%
2.09%
6/30/2004
Scudder Total Return Fund
Chicago
195,000
 $                   195,000
0.02%
3.62%
1.09%
6/30/2004
SVS II High Income Portfolio
Chicago
1,830,000
 $
1,830,000
0.15%
3.62%
1.53%
6/30/2004
SVS II Strategic Income Portfolio
Chicago
135,000
 $                   135,000
0.01%
3.62%
1.18%
6/30/2004
SVS II Total Return Portfolio
Chicago
70,000
 $                     70,000
0.01%
3.62%
1.18%
6/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
200,000
 $                   200,000
0.02%
3.62%
1.04%
6/30/2004
New York Funds







Scudder High Income Plus Fund
New York
1,280,000
 $
1,280,000
0.10%
3.62%
1.73%
6/30/2004
Total

18,580,000
 $
18,580,000
1.52%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
097395AD9
861594AA7
38470RAA9
Issuer
BOISE CASCADE LLC
STONE CONTAINER FIN CAN
GRAHAM PACKAGING CO
Underwriters
JP Morgan, Lehman Brothers, DBSI, Goldman
Sachs
BofA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon, Scotia, SG
Cowen
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOISE 7.125% 10/15/2014
SSCC 7.375% 7/15/2014
GRAHAM 8.5% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2004
7/15/2004
9/29/2004
Total amount of offering sold to QIBs
400,000,000
200,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
400,000,000
200,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.90%
2.50%
Rating
B2/B+
B2/B
Caa1/CCC+
Current yield
7.13%
7.38%
8.50%
Benchmark vs Spread (basis points)
302 bp
246 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
255,000
 $                   255,000
0.06%



Scudder Income Fund
Boston
65,000
 $                     65,000
0.02%



SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
2,955,000
 $
2,955,000
0.74%



Scudder High Income Trust
Chicago
305,000
 $                   305,000
0.08%



Scudder Multi-Market Income Trust
Chicago
155,000
 $                   155,000
0.04%



Scudder Strategic Income Fund
Chicago
220,000
 $                   220,000
0.06%



Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



Scudder Total Return Fund
Chicago
80,000
 $                     80,000
0.02%



SVS II High Income Portfolio
Chicago
500,000
 $                   500,000
0.13%



SVS II Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%



SVS II Total Return Portfolio
Chicago
30,000
 $                     30,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
60,000
 $                     60,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
335,000
 $                   335,000
0.08%



Total

5,050,000
 $
5,050,000
1.26%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
097395AA5
861594AA7
38470RAA9
Issuer
BOISE CASCADE LLC
STONE CONTAINER FIN CAN
GRAHAM PACKAGING CO
Underwriters
JP Morgan, Lehman Brothers, DBSI, Goldman
Sachs
BofA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon, Scotia, SG
Cowen
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BOISE FRN 10/15/2012
SSCC 7.375% 7/15/2014
GRAHAM 8.5% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2004
7/15/2004
9/29/2004
Total amount of offering sold to QIBs
250,000,000
200,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
200,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.90%
2.50%
Rating
B1/B+
B2/B
Caa1/CCC+
Current yield
5.01%
7.38%
8.50%
Benchmark vs Spread (basis points)
302 bp
246 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
140,000
 $                   140,000
0.06%



Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
1,630,000
 $
1,630,000
0.65%



Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.07%



Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.03%



Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.05%



Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%



Scudder Total Return Fund
Chicago
45,000
 $                     45,000
0.02%



SVS II High Income Portfolio
Chicago
275,000
 $                   275,000
0.11%



SVS II Strategic Income Fund
Chicago
25,000
 $                     25,000
0.01%



SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%



New York Funds







Scudder High Income Plus Fund
New York
185,000
 $                   185,000
0.07%



Total

2,775,000
 $
2,775,000
1.11%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
ED4053168
05461YAA4
171871AB2
Issuer
CABLECOM LUXEMBOURG SCA
AXTEL SA
CINCINNATI BELL INC
Underwriters
Deutsche Bank AG London, Goldman Sachs,
JP Morgan, BNP Paribas, CSFB
CSFB
BofA, CSFB, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CABCOM 9.75%, 4/15/2014
AXTEL 11%, 12/15/2013
CBB 7.25%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/1/2004
12/9/2003
1/15/2004
Total dollar amount of offering sold to QIBs
 $                                                 290,000,000
 $                                                 175,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 290,000,000
 $                                                 175,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
2.00%
Rating
Caa1/CCC+
B2/B
B2/B-
Current yield
9.75%
11.00%
7.25%
Benchmark vs Spread (basis points)
561 bp
641 bp
464 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
75,000
 $                     75,000
0.03%
19.46%
0.08%
6/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
905,000
 $                   905,000
0.31%
19.46%
-0.13%
6/30/2004
Scudder High Income Trust
Chicago
90,000
 $                     90,000
0.03%
19.46%
-0.27%
6/30/2004
Scudder Multi-Market Income Trust
Chicago
45,000
 $                     45,000
0.02%
19.46%
-3.91%
6/30/2004
Scudder Strategic Income Fund
Chicago
60,000
 $                     60,000
0.02%
19.46%
-2.02%
6/30/2004
Scudder Strategic Income Trust
Chicago
10,000
 $                     10,000
0.00%
19.46%
-4.40%
6/30/2004
SVS II High Income Portfolio
Chicago
160,000
 $                   160,000
0.06%
19.46%
-0.13%
6/30/2004
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,000
0.01%
19.46%
-2.37%
6/30/2004
New York Funds







Scudder High Income Plus Fund
New York
105,000
 $                   105,000
0.04%
19.46%
0.11%
6/30/2004
Total

1,465,000
 $
1,465,000
0.51%















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
161175AA2
600814AH0
171871AB2
Issuer
CHARTER COMM OPT
MILLICOM INTL CELLULAR
CINCINNATI BELL INC
Underwriters
BofA, Citigroup, CSFB, JP Morgan, ABN,
Bank of New York, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia Capital, Societe Generale
Morgan Stanley, Citigroup, CSFB, DBSI
BofA, CSFB, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHTR 8%, 4/30/2012
MICC 10%, 12/1/2013
CBB 7.25%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/20/2004
11/19/2003
1/15/2004
Total dollar amount of offering sold to QIBs
 $                                               1,100,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,100,000,000
 $                                                 550,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.88%
2.00%
2.00%
Rating
B2/B-
B3/B-
B2/B-
Current yield
8.00%
10.00%
7.25%
Benchmark vs Spread (basis points)
387 bp
336 bp
464 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
185,000
 $                   185,000
0.02%
0.00%
0.00%
4/20/2004
Scudder Income Fund
Boston
45,000
 $                     45,000
0.00%
0.00%
0.00%
4/20/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
0.00%
0.00%
4/20/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,225,000
 $
2,225,000
0.20%
0.00%
0.00%
4/20/2004
Scudder High Income Trust
Chicago
220,000
 $                   220,000
0.02%
0.00%
0.00%
4/20/2004
Scudder Multi-Market Income Trust
Chicago
110,000
 $                   110,000
0.01%
0.00%
0.00%
4/20/2004
Scudder Strategic Income Fund
Chicago
155,000
 $                   155,000
0.01%
0.00%
0.00%
4/20/2004
Scudder Strategic Income Trust
Chicago
25,000
 $                     25,000
0.00%
0.00%
0.00%
4/20/2004
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.00%
0.00%
0.00%
4/20/2004
SVS II High Income Portfolio
Chicago
380,000
 $                   380,000
0.03%
0.00%
0.00%
4/20/2004
SVS II Strategic Income Portfolio
Chicago
25,000
 $                     25,000
0.00%
0.00%
0.00%
4/20/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
0.00%
0.00%
4/20/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
40,000
 $                     40,000
0.00%
0.00%
0.00%
4/20/2004
New York Funds







Scudder High Income Plus Fund
New York
255,000
 $                   255,000
0.02%
0.00%
0.00%
4/20/2004
Total

3,730,000
 $
3,730,000
0.34%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BH9
165167BC0
870738AE1
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAK ENERGY CORP
SWIFT ENERGY CO
Underwriters
UBS, BofA, Bear Stearns, Lehman Brothes,
Morgan Stanley, Citigroup, CSFB, DBSI,
Raymond James, RBC Capital, Bank of
Oklahoma, Barclays, BNP Paribas, Calyon
Securities, Comerica Bank, SunTrust, TD
Securities
Bear Stearns, CSFB, Salomon
CSFB, Banc One, BNP Paribas, CIBC, DBSI,
Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 7 8/15/2014
CHK 7.5% 9/13/2009
SFY 7.625% 7/15/2011
Is the affiliate a manager or co-manager of offering?
Sr Co-Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/28/2004
9/15/2003
6/9/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 300,000,000
 $                                                 150,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 300,000,000
 $                                                 150,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.00%
2.25%
Rating
Ba3/BB-
Ba3/BB-
B1/BB-
Current yield
7.00%
7.50%
7.63%
Benchmark vs Spread (basis points)
241 bp
226 bp
286 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
110,000
 $                   110,000
0.04%
2.72%
0.33%
8/17/2004
Scudder Income Fund
Boston
30,000
 $                     30,000
0.01%
2.72%
1.73%
8/17/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,385,000
 $
1,385,000
0.46%
2.72%
0.38%
8/17/2004
Scudder High Income Trust
Chicago
145,000
 $                   145,000
0.05%
2.72%
0.45%
8/17/2004
Scudder Multi-Market Income Trust
Chicago
70,000
 $                     70,000
0.02%
2.72%
3.01%
8/17/2004
Scudder Strategic Income Fund
Chicago
100,000
 $                   100,000
0.03%
2.72%
1.54%
8/17/2004
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%
2.72%
3.03%
8/17/2004
Scudder Total Return Fund
Chicago
25,000
 $                     25,000
0.01%
2.72%
-0.59%
8/17/2004
SVS II High Income Portfolio
Chicago
230,000
 $                   230,000
0.08%
2.72%
0.37%
8/17/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
2.72%
1.52%
8/17/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.00%
2.72%
-0.48%
8/17/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
25,000
 $                     25,000
0.01%
2.72%
1.76%
8/17/2004
New York Funds







Scudder High Income Plus Fund
New York
155,000
 $                   155,000
0.05%
2.72%
0.67%
8/17/2004
Total

2,320,000
 $
2,320,000
0.77%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BF3
283703AA4
40274WAA2
Issuer
CHESAPEAKE ENERGY CORP
EL PASO PRODUCTION HLDG
GULFTERRA ENERGY PARTNER
Underwriters
BofA, Bear Stearns, CSFB, Lehman, Banc
One, BNP, Citigroup, Comerica, Credit
Lyonnais, DBSI, Morgan Stanley, Raymond
James, RBC, Suntrust, TD Securities, UBS,
Wells Fargo
Citigroup, CSFB, BofA, DBSI, Lehman, Scotia
CSFB, JP Morgan, Wachovia, Banc One,
BNP, Credit Lyonnais, Fortis, Royal Bank of
Scotland, Scotia, SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 7.5%, 6/15/2014
EP 7.75%, 6/1/2013
GTM 6.25%, 6/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/20/2004
5/20/2003
6/26/2003
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                               1,200,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                               1,200,000,000
 $                                                 250,000,000
Public offering price
 $                                                           98.27
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
25.00%
1.75%
Rating
Ba3/BB-
B3/B-
Ba3/BB
Current yield
7.75%
7.75%
6.25%
Benchmark vs Spread (basis points)
302 bp
444 bp
195 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
175,000
 $                   171,971
0.06%
4.81%
2.77%
6/30/2004
Scudder Income Fund
Boston
45,000
 $                     44,221
0.02%
4.81%
1.10%
6/30/2004
SVS I Bond Portfolio
Boston
10,000
 $                       9,827
0.00%
4.81%
1.19%
6/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,195,000
 $
2,157,005
0.73%
4.81%
2.59%
6/30/2004
Scudder High Income Trust
Chicago
225,000
 $                   221,105
0.08%
4.81%
3.30%
6/30/2004
Scudder Multi-Market Income Trust
Chicago
115,000
 $                   113,009
0.04%
4.81%
3.42%
6/30/2004
Scudder Strategic Income Fund
Chicago
160,000
 $                   157,230
0.05%
4.81%
2.22%
6/30/2004
Scudder Strategic Income Trust
Chicago
250,000
 $                   245,673
0.08%
4.81%
3.19%
6/30/2004
Scudder Total Return Fund
Chicago
40,000
 $                     39,308
0.01%
4.81%
2.63%
6/30/2004
SVS II High Income Portfolio
Chicago
355,000
 $                   348,855
0.12%
4.81%
2.45%
6/30/2004
SVS II Strategic Income Portfolio
Chicago
25,000
 $                     24,567
0.01%
4.81%
2.11%
6/30/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     14,740
0.01%
4.81%
2.74%
6/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
40,000
 $                     39,308
0.01%
4.81%
1.41%
6/30/2004
New York Funds







Scudder High Income Plus Fund
New York
265,000
 $                   260,413
0.09%
4.81%
3.11%
6/30/2004
Total

3,915,000
 $
3,847,231
1.31%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
20589QAK5
090572AF5
018012294
Issuer
CONCENTRA OPERATING CORP
BIO-RAD LABORATORIES INC
NEIGHBORCARE INC
Underwriters
Citigroup, CSFB, DBSI, Jefferies, JP Morgan
Goldman Sachs, Banc One, CSFB, DBSI,
Robert W. Baird
Goldman Sachs, Lehman Brothers, UBS, JP
Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CCMC 9.125%, 6/1/2012
BIO 7.5%, 8/15/2013
NCRX 6.875%, 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/25/2004
8/6/2003
10/29/2003
Total dollar amount of offering sold to QIBs
 $                                                 155,000,000
 $                                                 225,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 155,000,000
 $                                                 225,000,000
 $                                                 250,000,000
Public offering price
 $                                                           98.61
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
1.75%
2.75%
Rating
B3/B-
Ba3/BB-
Ba3/B+
Current yield
9.38%
7.50%
6.88%
Benchmark vs Spread (basis points)
482 bp
249 bp
241 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
90,000
 $                     88,752
0.06%
1.79%
0.00%
5/25/2004
Scudder Income Fund
Boston
25,000
 $                     24,653
0.02%
1.81%
0.00%
5/25/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,110,000
 $
1,094,604
0.72%
1.84%
0.00%
5/25/2004
Scudder High Income Trust
Chicago
115,000
 $                   113,405
0.07%
1.78%
0.00%
5/25/2004
Scudder Multi-Market Income Trust
Chicago
60,000
 $                     59,168
0.04%
1.79%
0.00%
5/25/2004
Scudder Strategic Income Fund
Chicago
80,000
 $                     78,890
0.05%
1.79%
0.00%
5/25/2004
Scudder Strategic Income Trust
Chicago
15,000
 $                     14,792
0.01%
1.83%
0.00%
5/25/2004
Scudder Total Return Fund
Chicago
20,000
 $                     19,723
0.01%
1.78%
0.00%
5/25/2004
SVS II High Income Portfolio
Chicago
180,000
 $                   177,503
0.12%
1.79%
0.00%
5/25/2004
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     14,792
0.01%
1.83%
0.00%
5/25/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
20,000
 $                     19,723
0.01%
1.78%
0.00%
5/25/2004
New York Funds







Scudder High Income Plus Fund
New York
130,000
 $                   128,197
0.08%
1.79%
0.00%
5/25/2004
Total

1,860,000
 $
1,834,202
1.20%









Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
20903HAA6
171871AA4
600814AH0
Issuer
CONSOLIDATED COMM HLD
CINCINNATI BELL INC
MILLICOM INTL CELLULAR
Underwriters
Citigroup, CSFB, DBSI
BofA, CSFB, Goldman Sachs, Fleet,
McDonald, PNC Capital, RBC Capital,
Wachovia
Morgan Stanley, Citigroup, CSFB, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CONCOM 9.75%, 4/1/2012
CBB 7.25%, 7/15/2013
MICC 10%, 12/1/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Co-Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/2/2004
7/2/2003
11/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 200,000,000
 $                                                 500,000,000
 $                                                 550,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 200,000,000
 $                                                 500,000,000
 $                                                 550,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.00%
Rating
B3/B-
B2/B-
B3/B-
Current yield
9.75%
7.25%
10.00%
Benchmark vs Spread (basis points)
594 bp
464 bp
582 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
455,000
 $                   455,000
0.23%
1.50%
0.18%
6/30/2004
Scudder Income Fund
Boston
120,000
 $                   120,000
0.06%
1.50%
-1.40%
6/30/2004
SVS I Bond Portfolio
Boston
25,000
 $                     25,000
0.01%
1.50%
-1.32%
6/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
5,555,000
 $
5,555,000
2.78%
1.50%
0.06%
6/30/2004
Scudder High Income Trust
Chicago
545,000
 $                   545,000
0.27%
1.50%
0.70%
6/30/2004
Scudder Multi-Market Income Trust
Chicago
270,000
 $                   270,000
0.14%
1.50%
-3.38%
6/30/2004
Scudder Strategic Income Fund
Chicago
375,000
 $                   375,000
0.19%
1.50%
-1.39%
6/30/2004
Scudder Strategic Income Trust
Chicago
65,000
 $                     65,000
0.03%
1.50%
-3.82%
6/30/2004
Scudder Total Return Fund
Chicago
100,000
 $                   100,000
0.05%
1.50%
-0.74%
6/30/2004
SVS II High Income Portfolio
Chicago
955,000
 $                   955,000
0.48%
1.50%
0.00%
6/30/2004
SVS II Strategic Income Portfolio
Chicago
65,000
 $                     65,000
0.03%
1.50%
-1.68%
6/30/2004
SVS II Total Return Portfolio
Chicago
35,000
 $                     35,000
0.02%
1.50%
-0.61%
6/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
100,000
 $                   100,000
0.05%
1.50%
-0.95%
6/30/2004
New York Funds







Scudder High Income Plus Fund
New York
630,000
 $                   630,000
0.32%
1.50%
0.24%
6/30/2004
Total

9,295,000
 $
9,295,000
4.65%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
246626AM7
784635AH7
74962JAB5
Issuer
DELCO REMY INTL INC
SPX CORPORATION
RJ TOWER CORP
Underwriters
CSFB, DBSI, Wachovia
JP Morgan, Goldman Sachs, Lazard, Lehman,
UBS
BofA, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
RMY 9.375%, 4/15/2012
SPW 6.25%, 6/15/2011
TWR 12%, 6/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2004
6/5/2003
6/6/2003
Total dollar amount of offering sold to QIBs
 $                                                 150,000,000
 $                                                 300,000,000
 $                                                 258,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 150,000,000
 $                                                 300,000,000
 $                                                 258,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           97.21
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.75%
2.25%
Rating
B3/CCC+
Ba3/BB+
B1/B-
Current yield
9.38%
6.25%
12.34%
Benchmark vs Spread (basis points)
548 bp
146 bp
779 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.16%
-1.02%
-0.21%
4/21/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,040,000
 $
3,040,000
2.03%
-1.04%
-0.18%
4/21/2004
Scudder High Income Trust
Chicago
300,000
 $                   300,000
0.20%
-1.03%
-0.29%
4/21/2004
Scudder Multi-Market Income Trust
Chicago
150,000
 $                   150,000
0.10%
-1.03%
-1.77%
4/21/2004
Scudder Strategic Income Fund
Chicago
205,000
 $                   205,000
0.14%
-1.03%
-1.50%
4/21/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.02%
-0.86%
-1.09%
4/16/2004
SVS II High Income Portfolio
Chicago
520,000
 $                   520,000
0.35%
-1.04%
-0.25%
4/21/2004
SVS II Strategic Income Portfolio
Chicago
35,000
 $                     35,000
0.02%
-0.86%
-0.71%
4/16/2004
New York Funds







Scudder High Income Plus Fund
New York
345,000
 $                   345,000
0.23%
-1.03%
-0.40%
4/21/2004
Total

4,875,000
 $
4,875,000
3.25%















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
269246AE4
007503385
216845AD9
Issuer
E*TRADE FINANCIAL CORP
DOLLAR FINANCIAL GROUP
COOPERATIVE COMPUTING
Underwriters
Morgan Stanley, CSFB, DBSI, Sandler O'Neill
Fleet
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ET 8%, 6/15/2011
DOLLAR 10.875%, 11/15/2006
COOPCP 10.5%, 6/15/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/2/2004
11/12/1996
6/13/2003
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                 109,800,000
 $                                                 157,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 400,000,000
 $                                                 109,800,000
 $                                                 157,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.69
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
3.00%
2.75%
Rating
B1/B+
B
B2/B+
Current yield
8.00%
10.88%
10.77%
Benchmark vs Spread (basis points)
361 bp
528 bp
529 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
720,000
 $                   720,000
0.18%
-0.50%
1.65%
6/30/2004
Scudder Income Fund
Boston
285,000
 $                   285,000
0.07%
-0.50%
0.95%
6/30/2004
SVS I Bond Portfolio
Boston
55,000
 $                     55,000
0.01%
-0.50%
1.04%
6/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
8,970,000
 $
8,970,000
2.24%
-0.50%
1.47%
6/30/2004
Scudder High Income Trust
Chicago
930,000
 $                   930,000
0.23%
-0.50%
2.03%
6/30/2004
Scudder Multi-Market Income Trust
Chicago
465,000
 $                   465,000
0.12%
-0.50%
1.97%
6/30/2004
Scudder Strategic Income Fund
Chicago
650,000
 $                   650,000
0.16%
-0.50%
1.42%
6/30/2004
Scudder Strategic Income Trust
Chicago
110,000
 $                   110,000
0.03%
-0.50%
2.01%
6/30/2004
Scudder Total Return Fund
Chicago
230,000
 $                   230,000
0.06%
-0.50%
0.63%
6/30/2004
SVS II High Income Portfolio
Chicago
1,490,000
 $
1,490,000
0.37%
-0.50%
1.53%
6/30/2004
SVS II Strategic Income Fund
Chicago
110,000
 $                   110,000
0.03%
-0.50%
1.18%
6/30/2004
SVS II Total Return Portfolio
Chicago
80,000
 $                     80,000
0.02%
-0.50%
0.71%
6/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
260,000
 $                   260,000
0.07%
-0.50%
1.15%
6/30/2004
New York Funds







Scudder High Income Plus Fund
New York
1,040,000
 $
1,040,000
0.26%
-0.50%
1.73%
6/30/2004
Total

15,395,000
 $
15,395,000
3.85%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
33938EAM9
984121BN2
031652AT7
Issuer
FLEXTRONICS INTL LTD
XEROX CORPORATION
AMKOR TECHNOLOGIES INC
Underwriters
CSFB, DBSI, BofA, Citigroup, Lehman
Brothers, ABN Amro, BNP Paribas, HSBC,
Keybanc, RBC Capital, Scotia Capital, UBS
Citigroup, JP Morgan, Bear Stearns, CSFB,
DBSI, Merrill Lynch, BNP Paribas, Danske
Bank, HSBC
Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FLEX 6.25% 11/15/2014
XRX 6.875% 8/15/2011
AMKR 7.025% 3/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Lead Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/9/2004
8/5/2004
3/9/2004
Total amount of offering sold to QIBs
500,000,000
750,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
750,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           99.32
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.30%
1.50%
1.07%
Rating
Ba2/BB-
Ba2/B+
B3B
Current yield
6.25%
6.88%
7.26%
Benchmark vs Spread (basis points)
203 bp
163 bp
525 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
125,000
 $                   125,000
0.03%



Scudder High Income Opportunity Fund
Boston
455,000
 $                   455,000
0.09%



Scudder Income Fund
Boston
115,000
 $                   115,000
0.02%



SVS I Bond Portfolio
Boston
20,000
 $                     20,000
0.00%



SVS I Balanced Portfolio
Boston
25,000
 $                     25,000
0.01%



Chicago Funds







Scudder High Income Fund
Chicago
5,165,000
 $
5,165,000
1.03%



Scudder High Income Trust
Chicago
530,000
 $                   530,000
0.11%



Scudder Multi-Market Income Trust
Chicago
260,000
 $                   260,000
0.05%



Scudder Strategic Income Fund
Chicago
380,000
 $                   380,000
0.08%



Scudder Strategic Income Trust
Chicago
65,000
 $                     65,000
0.01%



Scudder Total Return Fund
Chicago
360,000
 $                   360,000
0.07%



SVS II High Income Portfolio
Chicago
905,000
 $                   905,000
0.18%



SVS II Strategic Income Fund
Chicago
75,000
 $                     75,000
0.02%



SVS II Total Return Portfolio
Chicago
125,000
 $                   125,000
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
100,000
 $                   100,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
260,000
 $                   260,000
0.05%



Scudder PreservationPlus Income Fund
New York
280,000
 $                   280,000
0.06%



Total

9,245,000
 $
9,245,000
1.85%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
35687MAC1
78402UAA1
65332VBF9
Issuer
FREESCALE SEMICONDUCTOR
SBA TELECOMM
NEXTEL COMMUNICATIONS
Underwriters
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Lehman Brothers, Citigroup, DBSI, Merrill
Lynch, TD Securities
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FSL 7.125% 7/15/2014
SBAC 9.75% 12/15/2011
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
N/A
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
12/8/2003
3/16/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                           68.40
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
1.50%
Rating
Ba2/BB+
Caa1/CCC-
Ba3/BB
Current yield
7.13%
10.95%
6.26%
Benchmark vs Spread (basis points)
275 bp
495 bp
208 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
225,000
 $                   225,000
0.05%
1.25%
0.00%
7/16/2004
Scudder Income Fund
Boston
60,000
 $                     60,000
0.01%
1.25%
0.00%
7/16/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
1.25%
0.00%
7/16/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,760,000
 $
2,760,000
0.55%
1.25%
0.00%
7/16/2004
Scudder High Income Trust
Chicago
285,000
 $                   285,000
0.06%
1.25%
0.00%
7/16/2004
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   140,000
0.03%
1.25%
0.00%
7/16/2004
Scudder Strategic Income Fund
Chicago
200,000
 $                   200,000
0.04%
1.25%
0.00%
7/16/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
1.25%
0.00%
7/16/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.01%
1.25%
0.00%
7/16/2004
SVS II High Income Portfolio
Chicago
460,000
 $                   460,000
0.09%
1.25%
0.00%
7/16/2004
SVS II Strategic Income Fund
Chicago
35,000
 $                     35,000
0.01%
1.25%
0.00%
7/16/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.00%
1.25%
0.00%
7/16/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
50,000
 $                     50,000
0.01%
1.25%
0.00%
7/16/2004
New York Funds







Scudder High Income Plus Fund
New York
320,000
 $                   320,000
0.06%
1.25%
0.00%
7/16/2004
Total

4,645,000
 $
4,645,000
0.93%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
35687MAA5
78402UAA1
65332VBF9
Issuer
FREESCALE SEMICONDUCTOR
SBA TELECOMM
NEXTEL COMMUNICATIONS
Underwriters
Citigroup, Goldman Sachs, JP Morgan, BofA,
CSFB, DBSI, Merrill Lynch, ABN Amro
Lehman Brothers, Citigroup, DBSI, Merrill
Lynch, TD Securities
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FSL Float 7/15/2009
SBAC 9.75% 12/15/2011
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/16/2004
12/8/2003
3/16/2004
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 400,000,000
 $                                                 402,024,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                           68.40
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
1.50%
Rating
Ba2/BB+
Caa1/CCC-
Ba3/BB
Current yield
4.38%
10.95%
6.26%
Benchmark vs Spread (basis points)
275 bp
495 bp
208 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.03%
1.13%
0.00%
7/16/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%
1.13%
0.00%
7/16/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,675,000
 $
1,675,000
0.42%
1.13%
0.00%
7/16/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.04%
1.13%
0.00%
7/16/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.02%
1.13%
0.00%
7/16/2004
Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.03%
1.13%
0.00%
7/16/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
1.13%
0.00%
7/16/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.01%
1.13%
0.00%
7/16/2004
SVS II High Income Portfolio
Chicago
280,000
 $                   280,000
0.07%
1.13%
0.00%
7/16/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
1.13%
0.00%
7/16/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.00%
1.13%
0.00%
7/16/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%
1.13%
0.00%
7/16/2004
New York Funds







Scudder High Income Plus Fund
New York
190,000
 $                   190,000
0.05%
1.13%
0.00%
7/16/2004
Total

2,800,000
 $
2,800,000
0.70%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
368266AA0
71645WAG6
ED1526349
Issuer
GAZ CAPITAL
PETROBRAS INTL FINANCE
GAZ CAPITAL (GAZPROM)
Underwriters
CSFB, DBSI
Bear Stearns, DBSI, HSBC, Santander
Deutsche Bank AG London, UBS, ABN,
Commerzbank, CSFB, Dresdner, HBV, JP
Morgan, Merrill Lynch, Morgan Stanley,
Renaissance Cpaital, Rosbank
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GAZPRU 8.625%, 4/28/2034
PETBRA 9.125%, 7/2/2013
GAZPRU 7.8%, 9/27/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
Joint Lead
Joint Lead
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/23/2004
6/27/2003
9/16/2003
Total dollar amount of offering sold to QIBs
 $                                               1,200,000,000
 $                                                 750,000,000
 $                                               1,000,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,200,000,000
 $                                                 750,000,000
 $                                               1,000,000,000
Public offering price
 $                                                         100.00
 $                                                           99.20
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.95%
0.45%
Rating
Ba2/BB-
Ba2/BB
BB-/BB
Current yield
8.63%
9.25%
7.80%
Benchmark vs Spread (basis points)
417.5 bp
340 bp
434 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
555,000
 $                   555,000
0.05%
-3.13%
-0.34%
6/30/2004
Scudder Income Fund
Boston
100,000
 $                   100,000
0.01%
-3.13%
-0.32%
6/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
6,615,000
 $
6,615,000
0.55%
-3.13%
-0.63%
6/30/2004
Scudder High Income Trust
Chicago
655,000
 $                   655,000
0.05%
-3.13%
-0.65%
6/30/2004
Scudder Multi-Market Income Trust
Chicago
330,000
 $                   330,000
0.03%
-3.13%
-2.08%
6/30/2004
Scudder Strategic Income Fund
Chicago
455,000
 $                   455,000
0.04%
-3.13%
-0.44%
6/30/2004
Scudder Strategic Income Trust
Chicago
100,000
 $                   100,000
0.01%
-3.13%
-2.38%
6/30/2004
SVS II High Income Portfolio
Chicago
1,125,000
 $
1,125,000
0.09%
-3.13%
-0.50%
6/30/2004
SVS II Strategic Income Portfolio
Chicago
100,000
 $                   100,000
0.01%
-3.13%
-0.54%
6/30/2004
New York Funds







Scudder High Income Plus Fund
New York
760,000
 $                   760,000
0.06%
-3.13%
0.24%
6/30/2004
Total

10,795,000
 $
10,795,000
0.90%










Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38470RAA9
639579AF8
729136AG6
Issuer
GRAHAM PACKAGING CO
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRAHAM 8.5% 10/15/2012
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/29/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 250,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 250,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
Caa2/CCC+
Caa1/CCC+
B3/B
Current yield
8.50%
8.92%
12.84%
Benchmark vs Spread (basis points)
462 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
305,000
 $                   305,000
0.12%
2.00%
0.11%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,590,000
 $
3,590,000
1.44%
2.00%
0.18%
9/30/2004
Scudder High Income Trust
Chicago
375,000
 $                   375,000
0.15%
2.00%
0.17%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
185,000
 $                   185,000
0.07%
2.00%
0.11%
9/30/2004
Scudder Strategic Income Fund
Chicago
265,000
 $                   265,000
0.11%
2.00%
0.21%
9/30/2004
Scudder Strategic Income Trust
Chicago
45,000
 $                     45,000
0.02%
2.00%
0.15%
9/30/2004
SVS II High Income Portfolio
Chicago
605,000
 $                   605,000
0.24%
2.00%
0.12%
9/30/2004
SVS II Strategic Income Fund
Chicago
50,000
 $                     50,000
0.02%
2.00%
0.17%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
400,000
 $                   400,000
0.16%
2.00%
0.79%
9/30/2004
Total

5,820,000
 $
5,820,000
2.33%














Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
38470RAB7
639579AF8
729136AG6
Issuer
GRAHAM PACKAGING CO
NEBRASKA BOOK CO
PLIANT CORP
Underwriters
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
Citigroup, JP Morgan
CSFB, DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GRAHAM 9.875% 10/15/2014
NEBRK 8.625% 3/15/2012
PLIANT 11.125% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/29/2004
2/8/2004
2/6/2004
Total dollar amount of offering sold to QIBs
 $                                                 375,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 375,000,000
 $                                                 175,000,000
 $                                                 306,000,000
Public offering price
 $                                                         100.00
 $                                                           99.50
 $                                                           73.63
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.50%
2.25%
Rating
Caa2/CCC+
Caa1/CCC+
B3/B
Current yield
9.88%
8.92%
12.84%
Benchmark vs Spread (basis points)
578 bp
531 bp
486 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
255,000
 $                   255,000
0.07%
2.23%
0.00%
9/29/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,985,000
 $
2,985,000
0.80%
2.23%
0.00%
9/29/2004
Scudder High Income Trust
Chicago
310,000
 $                   310,000
0.08%
2.22%
0.00%
9/29/2004
Scudder Multi-Market Income Trust
Chicago
155,000
 $                   155,000
0.04%
2.23%
0.00%
9/29/2004
Scudder Strategic Income Fund
Chicago
225,000
 $                   225,000
0.06%
2.22%
0.00%
9/29/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
2.20%
0.00%
9/29/2004
SVS II High Income Portfolio
Chicago
505,000
 $                   505,000
0.13%
2.23%
0.00%
9/29/2004
SVS II Strategic Income Fund
Chicago
45,000
 $                     45,000
0.01%
2.25%
0.00%
9/29/2004
New York Funds







Scudder High Income Plus Fund
New York
335,000
 $                   335,000
0.09%
2.22%
0.00%
9/29/2004
Total

4,850,000
 $
4,850,000
1.29%












Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
020084936
828709AE5
74112BAA3
Issuer
GROHE HOLDING GMBH
SIMMONS CO
PRESTIGE BRANDS INC
Underwriters
Ctigroup, CSFB, Deutsche Bank AG London
DBSI, Goldman Sachs, UBS
BofA, Citigroup, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GROHE 8.625% 10/1/2014
SIMMON 7.875% 1/15/2014
PREBRA 9.25% 4/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2004
12/10/2003
3/30/2004
Total dollar amount of offering sold to QIBs
 $                                                 407,058,517
 $                                                 200,000,000
 $                                                 210,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 407,058,517
 $                                                 200,000,000
 $                                                 210,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
2.50%
Rating
B3/B-
Caa1/B-
Caa1/CCC+
Current yield
8.63%
7.88%
9.25%
Benchmark vs Spread (basis points)
462 bp
336 bp
550 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.06%
26.88%
0.58%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,855,000
 $
2,855,000
0.70%
26.88%
0.69%
9/30/2004
Scudder High Income Trust
Chicago
295,000
 $                   295,000
0.07%
26.88%
0.67%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
150,000
 $                   150,000
0.04%
26.88%
0.87%
9/30/2004
Scudder Strategic Income Fund
Chicago
215,000
 $                   215,000
0.05%
26.88%
0.72%
9/30/2004
Scudder Strategic Income Trust
Chicago
50,000
 $                     50,000
0.01%
26.88%
0.83%
9/30/2004
SVS II High Income Portfolio
Chicago
485,000
 $                   485,000
0.12%
26.88%
0.60%
9/30/2004
SVS II Strategic Income Fund
Chicago
50,000
 $                     50,000
0.01%
26.88%
0.78%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
320,000
 $                   320,000
0.08%
26.88%
0.92%
9/30/2004
Total

4,665,000
 $
4,665,000
1.15%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
47215QAD6
594079AC9
72347CAA2
Issuer
JEAN COUTU GROUP PJC INC
MICHAEL FOODS
PINNACLE FOODS HOLDING
Underwriters
DBSI, Merrill Lynch, National Bank
BofA, DBSI, UBS
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JEACOU 7.625% 8/1/2012
MICFOO 8% 11/15/2013
PFHC 8.25% 12/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/20/2004
5/15/2004
11/20/2003
Total dollar amount of offering sold to QIBs
 $                                                 350,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 350,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
3.00%
Rating
B2/B
B3/B-
B3/B
Current yield
7.63%
8.00%
8.25%
Benchmark vs Spread (basis points)
343 bp
303 bp
439 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
355,000
 $                   355,000
0.10%
1.94%
0.00%
7/20/2004
Scudder Income Fund
Boston
95,000
 $                     95,000
0.03%
1.94%
0.00%
7/20/2004
SVS I Bond Portfolio
Boston
20,000
 $                     20,000
0.01%
1.94%
0.00%
7/20/2004
Chicago Funds







Scudder High Income Fund
Chicago
4,395,000
 $
4,395,000
1.26%
1.94%
0.00%
7/20/2004
Scudder High Income Trust
Chicago
450,000
 $                   450,000
0.13%
1.94%
0.00%
7/20/2004
Scudder Multi-Market Income Trust
Chicago
220,000
 $                   220,000
0.06%
1.94%
0.00%
7/20/2004
Scudder Strategic Income Fund
Chicago
320,000
 $                   320,000
0.09%
1.94%
0.00%
7/20/2004
Scudder Strategic Income Trust
Chicago
55,000
 $                     55,000
0.02%
1.94%
0.00%
7/20/2004
Scudder Total Return Fund
Chicago
75,000
 $                     75,000
0.02%
1.94%
0.00%
7/20/2004
SVS II High Income Portfolio
Chicago
725,000
 $                   725,000
0.21%
1.94%
0.00%
7/20/2004
SVS II Strategic Income Fund
Chicago
55,000
 $                     55,000
0.02%
1.94%
0.00%
7/20/2004
SVS II Total Return Portfolio
Chicago
25,000
 $                     25,000
0.01%
1.94%
0.00%
7/20/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
80,000
 $                     80,000
0.02%
1.94%
0.00%
7/20/2004
New York Funds







Scudder High Income Plus Fund
New York
505,000
 $                   505,000
0.14%
1.94%
0.00%
7/20/2004
Total

7,375,000
 $
7,375,000
2.11%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
47215QAA2
594079AC9
72347CAA2
Issuer
JEAN COUTU GROUP PJC INC
MICHAEL FOODS
PINNACLE FOODS HOLDING
Underwriters
DBSI, Merrill Lynch, National Bank
BofA, DBSI, UBS
DBSI, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JEACOU 8.5% 8/1/2014
MICFOO 8% 11/15/2013
PFHC 8.25% 12/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/20/2004
5/15/2004
11/20/2003
Total dollar amount of offering sold to QIBs
 $                                                 850,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 850,000,000
 $                                                 150,000,000
 $                                                 200,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
3.00%
Rating
B3/B
B3/B-
B3/B
Current yield
8.50%
8.00%
8.25%
Benchmark vs Spread (basis points)
411 bp
303 bp
439 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.02%
0.87%
0.00%
7/20/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.00%
0.89%
0.00%
7/20/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,655,000
 $
1,655,000
0.19%
0.87%
0.00%
7/20/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.02%
0.88%
0.00%
7/20/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.01%
0.87%
0.00%
7/20/2004
Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.01%
0.88%
0.00%
7/20/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.00%
0.82%
0.00%
7/20/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.00%
0.88%
0.00%
7/20/2004
SVS II High Income Portfolio
Chicago
275,000
 $                   275,000
0.03%
0.87%
0.00%
7/20/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.00%
0.82%
0.00%
7/20/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.00%
1.00%
0.00%
7/20/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.00%
0.88%
0.00%
7/20/2004
New York Funds







Scudder High Income Plus Fund
New York
190,000
 $                   190,000
0.02%
0.88%
0.00%
7/20/2004
Total

2,775,000
 $
2,775,000
0.33%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
481087AA2
74112BAA3
639579AD3
Issuer
JOSTENS IH CORP
PRESTIGE BRANDS INC
NEBRASKA BOOK CO
Underwriters
CSFB, DBSI, BofA, Calyon Securities, CIT
Group, Greenwich Capital, ING, Natcity
BofA, Citigroup, Merrill Lynch
Citigroup, JP Morgan, Fleet Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JOSEA 7.625% 10/1/2012
PREBRA 9.25% 4/15/2012
NEBRK 8.625% 3/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/23/2004
3/30/2004
2/27/2004
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                                 210,000,000
 $                                                 175,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                                 210,000,000
 $                                                 175,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
B3/B-
Caa1/CCC+
Caa1/CCC+
Current yield
7.63%
9.25%
8.63%
Benchmark vs Spread (basis points)
384 bp
550 bp
487 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
555,000
 $                   555,000
0.11%
0.50%
0.11%
9/30/2004
Scudder Income Fund
Boston
145,000
 $                   145,000
0.03%
0.50%
-0.23%
9/30/2004
SVS I Bond Portfolio
Boston
30,000
 $                     30,000
0.01%
0.50%
-0.28%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
6,555,000
 $
6,555,000
1.31%
0.50%
0.18%
9/30/2004
Scudder High Income Trust
Chicago
675,000
 $                   675,000
0.14%
0.50%
0.00%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
340,000
 $                   340,000
0.07%
0.50%
-0.32%
9/30/2004
Scudder Strategic Income Fund
Chicago
485,000
 $                   485,000
0.10%
0.50%
0.00%
9/30/2004
Scudder Strategic Income Trust
Chicago
80,000
 $                     80,000
0.02%
0.50%
-0.30%
9/30/2004
Scudder Total Return Fund
Chicago
145,000
 $                   145,000
0.03%
0.50%
0.23%
9/30/2004
SVS II High Income Portfolio
Chicago
1,100,000
 $
1,100,000
0.22%
0.50%
0.12%
9/30/2004
SVS II Strategic Income Fund
Chicago
95,000
 $                     95,000
0.02%
0.50%
0.00%
9/30/2004
SVS II Total Return Portfolio
Chicago
50,000
 $                     50,000
0.01%
0.50%
0.24%
9/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
125,000
 $                   125,000
0.03%
0.50%
-0.25%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
725,000
 $                   725,000
0.15%
0.50%
0.65%
9/30/2004
Total

11,105,000
 $
11,105,000
2.22%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
48282BAC7
019012077
019002390
Issuer
KABEL DEUTSCHLAND GMBH
CABLECOM LUXEMBOURG SCA
NTL CABLE PLC
Underwriters
Citigroup, Deutsche Bank AG London,
Goldman Sachs Intl, Morgan Stanley Intl
Deutsche Bank AG London, Goldman Sachs
Intl, JP Morgan, BNP Paribas, CSFB
CSFB, DBSI, Goldman Sachs, Morgan
Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
KABEL 10.625%, 7/1/2014
CABCOM 9.375%, 4/15/2014
NTLI 8.75%, 4/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/24/2004
4/1/2004
4/2/2004
Total dollar amount of offering sold to QIBs
 $                                                 610,000,000
 $                                                 358,585,007
 $                                                 425,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 610,000,000
 $                                                 358,585,007
 $                                                 425,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.59%
2.50%
2.25%
Rating
B3/B
Caa1/CCC+
B3/B-
Current yield
10.63%
9.38%
8.75%
Benchmark vs Spread (basis points)
600 bp
540 bp
345 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
575,000
 $                   575,000
0.09%
2.75%
0.22%
6/30/2004
Scudder Income Fund
Boston
145,000
 $                   145,000
0.02%
2.75%
0.16%
6/30/2004
SVS I Bond Portfolio
Boston
30,000
 $                     30,000
0.00%
2.75%
0.29%
6/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
6,900,000
 $
6,900,000
1.13%
2.75%
0.19%
6/30/2004
Scudder High Income Trust
Chicago
715,000
 $                   715,000
0.12%
2.75%
0.35%
6/30/2004
Scudder Multi-Market Income Trust
Chicago
360,000
 $                   360,000
0.06%
2.75%
0.00%
6/30/2004
Scudder Strategic Income Fund
Chicago
500,000
 $                   500,000
0.08%
2.75%
0.00%
6/30/2004
Scudder Strategic Income Trust
Chicago
85,000
 $                     85,000
0.01%
2.75%
0.00%
6/30/2004
Scudder Total Return Fund
Chicago
120,000
 $                   120,000
0.02%
2.75%
0.00%
6/30/2004
SVS II High Income Portfolio
Chicago
1,145,000
 $
1,145,000
0.19%
2.75%
0.13%
6/30/2004
SVS II Strategic Income Portfolio
Chicago
85,000
 $                     85,000
0.01%
2.75%
0.09%
6/30/2004
SVS II Total Return Portfolio
Chicago
40,000
 $                     40,000
0.01%
2.75%
0.05%
6/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
125,000
 $                   125,000
0.02%
2.75%
0.29%
6/30/2004
New York Funds







Scudder High Income Plus Fund
New York
780,000
 $                   780,000
0.13%
2.75%
0.78%
6/30/2004
Total

11,605,000
 $
11,605,000
1.90%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
540423AC4
17243RAA9
45245EAF6
Issuer
LCE ACQUISITION CORP
CINEMARK INC
IMAX CORP
Underwriters
Citigroup, CSFB, BofA, DBSI, Lehman
Brothers
Goldman Sachs, Lehman Brothers, BNY
Capital, CIBC, DBSI
CSFB, Jefferies, US Bancorp, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LCPFQ 9% 8/1/2014
CINMRK 9.75% 6/15/2014
IMXCN 9.625% 12/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/22/2004
3/29/2004
11/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 315,000,000
 $                                                 577,173,000
 $                                                 160,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 315,000,000
 $                                                 577,173,000
 $                                                 160,000,000
Public offering price
 $                                                         100.00
 $                                                           62.37
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.69%
Rating
B3/CCC+
Caa1/B-
B3/B-
Current yield
9.00%
10.35%
9.63%
Benchmark vs Spread (basis points)
454 bp
480 bp
624 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.08%
3.25%
2.64%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,030,000
 $
3,030,000
0.96%
3.25%
3.05%
9/30/2004
Scudder High Income Trust
Chicago
310,000
 $                   310,000
0.10%
3.25%
3.48%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
155,000
 $                   155,000
0.05%
3.25%
6.12%
9/30/2004
Scudder Strategic Income Fund
Chicago
220,000
 $                   220,000
0.07%
3.25%
3.52%
9/30/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
3.25%
6.03%
9/30/2004
SVS II High Income Portfolio
Chicago
500,000
 $                   500,000
0.16%
3.25%
2.97%
9/30/2004
SVS II Strategic Income Fund
Chicago
40,000
 $                     40,000
0.01%
3.25%
3.11%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
350,000
 $                   350,000
0.11%
3.25%
3.49%
9/30/2004
Total

4,885,000
 $
4,885,000
1.55%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
624755AA2
81727HAA2
055381AP2
Issuer
MUELLER GROUP INC
SENSUS METERING SYSTEMS
BE AEROSPACE
Underwriters
CSFB, DBSI, JP Morgan
CSFB, Goldman Sachs
CSFB, Jefferies, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MUEGRO Float, 11/1/2011
SENSUS 8.625%, 12/15/2013
BEAV 8.5%, 10/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2004
12/11/2003
10/1/2003
Total dollar amount of offering sold to QIBs
 $                                                 100,000,000
 $                                                 275,000,000
 $                                                 175,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 100,000,000
 $                                                 275,000,000
 $                                                 175,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.75%
2.75%
Rating
B3/B-
Caa1/B-
B3/B+
Current yield
5.92%
8.63%
8.50%
Benchmark vs Spread (basis points)
Libor + 475 bp
454 bp
321 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
220,000
 $                   220,000
0.22%
4.00%
-0.24%
6/30/2004
Scudder Income Fund
Boston
70,000
 $                     70,000
0.07%
4.00%
-1.33%
6/30/2004
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.02%
4.00%
-1.18%
6/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,740,000
 $
2,740,000
2.74%
4.00%
-0.31%
6/30/2004
Scudder High Income Trust
Chicago
270,000
 $                   270,000
0.27%
4.00%
-0.44%
6/30/2004
Scudder Multi-Market Income Trust
Chicago
135,000
 $                   135,000
0.14%
4.00%
-3.49%
6/30/2004
Scudder Strategic Income Fund
Chicago
185,000
 $                   185,000
0.19%
4.00%
-1.60%
6/30/2004
Scudder Strategic Income Trust
Chicago
30,000
 $                     30,000
0.03%
4.00%
-3.89%
6/30/2004
Scudder Total Return Fund
Chicago
60,000
 $                     60,000
0.06%
4.00%
-0.51%
6/30/2004
SVS II High Income Portfolio
Chicago
470,000
 $                   470,000
0.47%
4.00%
-0.38%
6/30/2004
SVS II Strategic Income Portfolio
Chicago
30,000
 $                     30,000
0.03%
4.00%
-1.59%
6/30/2004
SVS II Total Return Portfolio
Chicago
20,000
 $                     20,000
0.02%
4.00%
-0.37%
6/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
65,000
 $                     65,000
0.07%
4.00%
-0.95%
6/30/2004
New York Funds







Scudder High Income Plus Fund
New York
310,000
 $                   310,000
0.31%
4.00%
0.11%
6/30/2004
Total

4,620,000
 $
4,620,000
4.62%








Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
624955AC8
055381AP2
469865AB5
Issuer
MUELLER GROUP INC
BE AEROSPACE
JACUZZI BRANDS INC
Underwriters
CSFB, DBSI, JP Morgan
CSFB, Jefferies, JP Morgan
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MUEGRO 10%, 5/1/2012
BEAV 8.5%, 10/1/2010
JJZ 9.625%, 7/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/8/2004
10/1/2003
1/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 315,000,000
 $                                                 175,000,000
 $                                                 380,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 315,000,000
 $                                                 175,000,000
 $                                                 380,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
2.50%
Rating
Caa1/B-
B3/B+
B3/B
Current yield
10.00%
8.50%
9.63%
Benchmark vs Spread (basis points)
603 bp
352 bp
351 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
245,000
 $                   245,000
0.08%
2.96%
0.00%
4/8/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,040,000
 $
3,040,000
0.97%
2.96%
0.00%
4/8/2004
Scudder High Income Trust
Chicago
300,000
 $                   300,000
0.10%
2.96%
0.00%
4/8/2004
Scudder Multi-Market Income Trust
Chicago
150,000
 $                   150,000
0.05%
2.96%
0.00%
4/8/2004
Scudder Strategic Income Fund
Chicago
205,000
 $                   205,000
0.07%
2.96%
0.00%
4/8/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%
2.96%
0.00%
4/8/2004
SVS II High Income Portfolio
Chicago
520,000
 $                   520,000
0.17%
2.96%
0.00%
4/8/2004
SVS II Strategic Income Portfolio
Chicago
35,000
 $                     35,000
0.01%
2.96%
0.00%
4/8/2004
New York Funds







Scudder High Income Plus Fund
New York
345,000
 $                   345,000
0.11%
2.96%
0.00%
4/8/2004
Total

4,875,000
 $
4,875,000
1.55%














Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65250GAA2
20903HAA6
65332VBF9
Issuer
NEW SKIES SATELLITES
CONSOLIDATED COMM HLD
NEXTEL COMMUNICATIONS
Underwriters
DBSI, ABN Amro
Citigroup, CSFB, DBSI
CSFB, JP Morgan, Citigroup, Deutsche Bank
AG, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NSKIES FRN 11/1/2011
CONCOM 9.75% 4/1/2012
NXTL 5.95% 3/15/2014
Is the affiliate a manager or co-manager of offering?
Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
ABN Amro
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/22/2004
4/2/2004
3/16/2004
Total amount of offering sold to QIBs
160,000,000
200,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
160,000,000
200,000,000
500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           97.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
1.50%
Rating
B3/B-
B3/B-
Ba3/BB
Current yield
7.44%
9.75%
6.27%
Benchmark vs Spread (basis points)
N/A - FRN
555 bp
216 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
25,000
 $                     25,000
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
290,000
 $                   290,000
0.18%



Scudder High Income Trust
Chicago
30,000
 $                     30,000
0.02%



Scudder Multi-Market Income Trust
Chicago
15,000
 $                     15,000
0.01%



Scudder Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%



SVS II High Income Portfolio
Chicago
50,000
 $                     50,000
0.03%



New York Funds







Scudder High Income Plus Fund
New York
35,000
 $                     35,000
0.02%



Total

465,000
 $                   465,000
0.29%


















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
62941FAA6
171871AA4
600814AH0
Issuer
NTL CABLE PLC
CINCINNATI BELL INC
MILLICOM INTL CELLULAR
Underwriters
CSFB, DBSI, Goldman Sachs, Morgan
Stanley
BofA, CSFB, Goldman Sachs, Fleet,
McDonald, PNC Capital, RBC Capital,
Wachovia
Morgan Stanley, Citigroup, CSFB, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NTLI 8.75%, 4/15/2014
CBB 7.25%, 7/15/2013
MICC 10%, 12/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
Co-Manager
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/2/2004
7/2/2003
11/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 425,000,000
 $                                                 500,000,000
 $                                                 550,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 425,000,000
 $                                                 500,000,000
 $                                                 550,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.00%
2.00%
Rating
B3/B-
B2/B-
B3/B-
Current yield
8.75%
7.25%
10.00%
Benchmark vs Spread (basis points)
463 bp
376 bp
582 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
275,000
 $                   275,000
0.06%
3.92%
0.52%
4/23/2004
Scudder Income Fund
Boston
70,000
 $                     70,000
0.02%
3.92%
-1.08%
4/23/2004
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
3.97%
-1.12%
4/23/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,355,000
 $
3,355,000
0.79%
3.92%
0.69%
4/23/2004
Scudder High Income Trust
Chicago
330,000
 $                   330,000
0.08%
3.92%
0.73%
4/23/2004
Scudder Multi-Market Income Trust
Chicago
160,000
 $                   160,000
0.04%
3.92%
-1.33%
4/23/2004
Scudder Strategic Income Fund
Chicago
225,000
 $                   225,000
0.05%
3.92%
-0.95%
4/23/2004
Scudder Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%
3.92%
-1.47%
4/23/2004
Scudder Total Return Fund
Chicago
60,000
 $                     60,000
0.01%
3.92%
-0.23%
4/23/2004
SVS II High Income Portfolio
Chicago
580,000
 $                   580,000
0.14%
3.92%
0.50%
4/23/2004
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.01%
3.92%
-1.15%
4/23/2004
SVS II Total Return Portfolio
Chicago
20,000
 $                     20,000
0.00%
3.92%
-0.19%
4/23/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
60,000
 $                     60,000
0.01%
3.92%
-0.75%
4/23/2004
New York Funds







Scudder High Income Plus Fund
New York
380,000
 $                   380,000
0.09%
3.92%
0.00%
4/23/2004
Total

5,610,000
 $
5,610,000
1.32%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
ISIN:  USU7410MAB38
018356848
656844AA5
Issuer
PRIDE INTERNATIONAL INC
EL PASO PRODUCTION HLDG
NORTH AMER ENERGY PARTNR
Underwriters
BofA, Citigroup, DBSI, BNP Paribas, Calyon,
Natexis
Citigroup, CSFB
BNP Paribas, RBC Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PDE 7.375%, 7/15/2014
EP 7.75%, 6/1/2013
NAEPI 8.75%, 12/1/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/22/2004
5/20/2003
11/21/2003
Total dollar amount of offering sold to QIBs
 $                                                 500,000,000
 $                                               1,200,000,000
 $                                                 200,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 500,000,000
 $                                               1,200,000,000
 $                                                 200,000,000
Public offering price
 $                                                           99.47
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.25%
2.75%
3.00%
Rating
Ba2/BB-
B3/B-
B2/B+
Current yield
7.45%
7.75%
8.75%
Benchmark vs Spread (basis points)
275 bp
408 bp
453 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
180,000
 $                   179,053
0.04%
1.00%
0.00%
6/22/2004
Scudder Income Fund
Boston
45,000
 $                     44,763
0.01%
0.99%
0.00%
6/22/2004
SVS I Bond Portfolio
Boston
10,000
 $                       9,947
0.00%
0.91%
0.00%
6/22/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,200,000
 $
2,188,428
0.44%
1.00%
0.00%
6/22/2004
Scudder High Income Trust
Chicago
230,000
 $                   228,790
0.05%
1.00%
0.00%
6/22/2004
Scudder Multi-Market Income Trust
Chicago
115,000
 $                   114,395
0.02%
1.00%
0.00%
6/22/2004
Scudder Strategic Income Fund
Chicago
160,000
 $                   159,158
0.03%
1.00%
0.00%
6/22/2004
Scudder Strategic Income Trust
Chicago
25,000
 $                     24,869
0.01%
1.00%
0.00%
6/22/2004
Scudder Total Return Fund
Chicago
40,000
 $                     39,790
0.01%
1.00%
0.00%
6/22/2004
SVS II High Income Portfolio
Chicago
365,000
 $                   363,080
0.07%
1.00%
0.00%
6/22/2004
SVS II Strategic Income Portfolio
Chicago
25,000
 $                     24,869
0.01%
1.00%
0.00%
6/22/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     14,921
0.00%
1.07%
0.00%
6/22/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
40,000
 $                     39,790
0.01%
1.00%
0.00%
6/22/2004
New York Funds







Scudder High Income Plus Fund
New York
250,000
 $                   248,685
0.05%
1.00%
0.00%
6/22/2004
Total

3,700,000
 $
3,680,538
0.74%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAD7
011679AC1
749121BS7
Issuer
QWEST CORPORATION
ALASKA COMM SYS HLDGS
QWEST COMMUNICATIONS INT
Underwriters
DBSI, Goldman Sachs, Lehman Brother,
BofA, CSFB, Wachovia, BNY, Citigroup, RBS,
Wells Fargo
Chase Securities
JP Morgan, Morgan Stanley, UBS, BofA
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 7.875% 9/1/2011
ALSK 9.375% 5/15/2009
QUS Float 2/15/2009
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/12/2004
5/1/1999
1/30/2004
Total dollar amount of offering sold to QIBs
 $                                                 575,000,000
 $                                                 150,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 575,000,000
 $                                                 150,000,000
 $                                                 750,000,000
Public offering price
 $                                                           98.68
 $                                                           99.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.25%
1.75%
Rating
Ba3/BB-
B3/B-
B3/B
Current yield
8.13%
9.64%
8.93%
Benchmark vs Spread (basis points)
454 bp
616 bp
545 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
155,000
 $                   152,946
0.03%
-1.09%
0.00%
8/12/2004
Scudder Income Fund
Boston
165,000
 $                   162,814
0.03%
3.75%
1.31%
9/30/2004
SVS I Bond Portfolio
Boston
40,000
 $                     39,470
0.01%
3.75%
1.30%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,905,000
 $
1,879,759
0.33%
-1.09%
0.00%
8/12/2004
Scudder High Income Trust
Chicago
200,000
 $                   197,350
0.03%
-1.09%
0.00%
8/12/2004
Scudder Multi-Market Income Trust
Chicago
100,000
 $                     98,675
0.02%
-1.09%
0.00%
8/12/2004
Scudder Strategic Income Fund
Chicago
140,000
 $                   138,145
0.02%
-1.09%
0.00%
8/12/2004
Scudder Strategic Income Trust
Chicago
25,000
 $                     24,669
0.00%
-1.10%
0.00%
8/12/2004
Scudder Total Return Fund
Chicago
450,000
 $                   444,038
0.08%
3.75%
3.41%
9/30/2004
SVS II High Income Portfolio
Chicago
320,000
 $                   315,760
0.06%
-1.09%
0.00%
8/12/2004
SVS II Strategic Income Fund
Chicago
25,000
 $                     24,669
0.00%
-1.08%
0.00%
8/12/2004
SVS II Total Return Portfolio
Chicago
160,000
 $                   157,880
0.03%
3.75%
3.56%
9/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
235,000
 $                   231,886
0.04%
3.75%
1.58%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
205,000
 $                   202,284
0.04%
-1.09%
0.00%
8/12/2004
Total

4,125,000
 $
4,070,344
0.72%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
900123AV2
900123AQ3
105756BC3
Issuer
REPUBLIC OF TURKEY
REPUBLIC OF TURKEY
FED REPUBLIC OF BRAZIL
Underwriters
Citigroup, Morgan Stanley, Bear Stearns,
CSFB, Deutsche Bank AG London, Disbank,
Goldman Sachs Intl, HSBC, JP Morgan,
Kocbank, Lehman Brothers Intl, Merrill Lynch
Intl, UBS
JP Morgan, Salomon
Goldman Sachs, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TURKEY 7.25% 3/15/2015
TURKEY 10.5% 1/13/2008
BRAZIL Float 6/29/2009
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/30/2004
11/7/2002
6/21/2004
Total dollar amount of offering sold to QIBs
 $                                               1,000,000,000
 $                                               1,100,000,000
 $                                                 750,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                               1,000,000,000
 $                                               1,100,000,000
 $                                                 750,000,000
Public offering price
 $                                                           98.57
 $                                                           99.16
 $                                                           99.25
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.35%
0.25%
Rating
B1/BB-
B1/BB-
B1/BB-
Current yield
7.45%
10.80%
7.04%
Benchmark vs Spread (basis points)
333 bp
288 bp
396 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
325,000
 $                   320,362
0.03%
-0.94%
0.00%
9/30/2004
Scudder Income Fund
Boston
85,000
 $                     83,787
0.01%
-0.94%
0.00%
9/30/2004
SVS I Bond Portfolio
Boston
15,000
 $                     14,786
0.00%
-0.94%
0.00%
9/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,785,000
 $
3,730,988
0.38%
-0.94%
0.00%
9/30/2004
Scudder High Income Trust
Chicago
395,000
 $                   389,363
0.04%
-0.94%
0.00%
9/30/2004
Scudder Multi-Market Income Trust
Chicago
195,000
 $                   192,217
0.02%
-0.94%
0.00%
9/30/2004
Scudder Strategic Income Fund
Chicago
285,000
 $                   280,933
0.03%
-0.94%
0.00%
9/30/2004
Scudder Strategic Income Trust
Chicago
50,000
 $                     49,287
0.01%
-0.94%
0.00%
9/30/2004
Scudder Total Return Fund
Chicago
85,000
 $                     83,787
0.01%
-0.94%
0.00%
9/30/2004
SVS II High Income Portfolio
Chicago
640,000
 $                   630,867
0.06%
-0.94%
0.00%
9/30/2004
SVS II Strategic Income Fund
Chicago
50,000
 $                     49,287
0.01%
-0.94%
0.00%
9/30/2004
SVS II Total Return Portfolio
Chicago
30,000
 $                     29,572
0.00%
-0.94%
0.00%
9/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
75,000
 $                     73,930
0.01%
-0.94%
0.00%
9/30/2004
New York Funds







Scudder High Income Plus Fund
New York
425,000
 $                   418,935
0.04%
-0.94%
0.00%
9/30/2004
Total

6,440,000
 $
6,348,101
0.64%




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
79604VAK1
828709AB1
469865AA7
Issuer
SAMSONITE CORP
SIMMONS-CALL
JACUZZI BRANDS INC
Underwriters
Merrill Lynch, DBSI, Lehman Brothers, UBS
Suntrust Bank
CSFB, Banc On, Fleet, Jefferies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SAMC 8.875%, 6/1/2011
SIMMON 10.75%, 4/15/2006
JJZ 9.625% 7/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/25/2004
4/18/1996
6/30/2003
Total dollar amount of offering sold to QIBs
 $                                                 205,000,000
 $                                                 100,000,000
 $                                                 380,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 205,000,000
 $                                                 100,000,000
 $                                                 380,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.71%
2.75%
2.50%
Rating
B3/B-
B3/B+
B3/B
Current yield
8.88%
10.75%

Benchmark vs Spread (basis points)
447.5 bp
330 bp
428 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
615,000
 $                   615,000
0.30%
3.50%
1.99%
6/30/2004
Scudder Income Fund
Boston
165,000
 $                   165,000
0.08%
3.50%
1.03%
6/30/2004
SVS I Bond Portfolio
Boston
35,000
 $                     35,000
0.02%
3.50%
1.04%
6/30/2004
Chicago Funds







Scudder High Income Fund
Chicago
7,655,000
 $
7,655,000
3.73%
3.50%
1.86%
6/30/2004
Scudder High Income Trust
Chicago
800,000
 $                   800,000
0.39%
3.50%
2.39%
6/30/2004
Scudder Multi-Market Income Trust
Chicago
400,000
 $                   400,000
0.20%
3.50%
2.21%
6/30/2004
Scudder Strategic Income Fund
Chicago
560,000
 $                   560,000
0.27%
3.50%
1.64%
6/30/2004
Scudder Strategic Income Trust
Chicago
95,000
 $                     95,000
0.05%
3.50%
2.26%
6/30/2004
Scudder Total Return Fund
Chicago
135,000
 $                   135,000
0.07%
3.50%
1.33%
6/30/2004
SVS II High Income Portfolio
Chicago
1,250,000
 $
1,250,000
0.61%
3.50%
1.79%
6/30/2004
SVS II Strategic Income Portfolio
Chicago
95,000
 $                     95,000
0.05%
3.50%
1.46%
6/30/2004
SVS II Total Return Portfolio
Chicago
50,000
 $                     50,000
0.02%
3.50%
1.47%
6/30/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
140,000
 $                   140,000
0.07%
3.50%
1.30%
6/30/2004
New York Funds







Scudder High Income Plus Fund
New York
920,000
 $                   920,000
0.45%
3.50%
2.55%
6/30/2004
Total

12,915,000
 $
12,915,000
6.30%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
861594AA7
729136AF8
373298CE6
Issuer
STONE CONTAINER FINANCE
PLIANT CORP
GEORGIA-PACIFIC CORP
Underwriters
BoA, JP Morgan, Morgan Stanley, Citigroup,
DBSI, BNY Capital, Calyon Securities, Scotia
Capital, SG Cowen
JP Morgan
Citigroup, DBSI, UBS, BofA, Goldman Sachs,
JP Morgan, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SSCC 7.375% 7/15/2014
PLIANT 11.125% 9/1/2009
GP 8% 1/15/2024
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/15/2004
9/1/2003
12/4/2003
Total dollar amount of offering sold to QIBs
 $                                                 200,000,000
 $                                                 250,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 200,000,000
 $                                                 250,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.90%
2.25%
1.25%
Rating
B2/B
B3/B-
Ba3/BB+
Current yield
7.38%
11.13%
8.00%
Benchmark vs Spread (basis points)
289 BP
285 bp
225 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.07%
1.25%
0.00%
7/15/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.02%
1.25%
0.00%
7/15/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,645,000
 $
1,645,000
0.82%
1.25%
0.00%
7/15/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.09%
1.25%
0.00%
7/15/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.04%
1.25%
0.00%
7/15/2004
Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.06%
1.25%
0.00%
7/15/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
1.25%
0.00%
7/15/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.02%
1.25%
0.00%
7/15/2004
SVS II High Income Portfolio
Chicago
280,000
 $                   280,000
0.14%
1.25%
0.00%
7/15/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
1.25%
0.00%
7/15/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.01%
1.25%
0.00%
7/15/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.02%
1.25%
0.00%
7/15/2004
New York Funds







Scudder High Income Plus Fund
New York
195,000
 $                   195,000
0.10%
1.25%
0.00%
7/15/2004
Total

2,775,000
 $
2,775,000
1.39%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
90338WAD5
89579KAF6
64015YAB0
Issuer
US ONCOLOGY INC
TRIAD HOSPITALS INC
NEIGHBORCARE INC
Underwriters
Citigroup, JP Morgan, Wachovia, DBSI
BofA, Citigroup, CSFB, Goldman Sachs,
Merrill Lynch, Bear Stearns, Credit Lyonnais,
JP Morgan, Lehman Brothers, Morgan
Stanley, Wachovia
Goldman Sachs, Lehman Brothers, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
USON 9% 8/15/2012
TRI 7% 5/15/2012
NCRX 6.875% 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2004
4/28/2004
5/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 300,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
??
0.75%
2.75%
Rating
B2/B-
B2/B+
Ba3/B+
Current yield
9.00%
7.00%
??
Benchmark vs Spread (basis points)
478 bp
260 bp
187 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
180,000
 $                   180,000
0.06%
2.31%
-0.11%
8/11/2004
Scudder Income Fund
Boston
50,000
 $                     50,000
0.02%
2.38%
0.63%
8/11/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
2.38%
0.73%
8/11/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,175,000
 $
2,175,000
0.73%
2.31%
0.00%
8/11/2004
Scudder High Income Trust
Chicago
225,000
 $                   225,000
0.08%
2.31%
0.00%
8/11/2004
Scudder Multi-Market Income Trust
Chicago
110,000
 $                   110,000
0.04%
2.31%
1.01%
8/11/2004
Scudder Strategic Income Fund
Chicago
160,000
 $                   160,000
0.05%
2.31%
0.44%
8/11/2004
Scudder Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%
2.30%
0.94%
8/11/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.02%
2.38%
-1.06%
8/11/2004
SVS II High Income Portfolio
Chicago
365,000
 $                   365,000
0.12%
2.30%
0.00%
8/11/2004
SVS II Strategic Income Fund
Chicago
30,000
 $                     30,000
0.01%
2.31%
0.71%
8/11/2004
SVS II Total Return Portfolio
Chicago
20,000
 $                     20,000
0.01%
2.38%
-1.06%
8/11/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
45,000
 $                     45,000
0.02%
2.38%
0.62%
8/11/2004
New York Funds







Scudder High Income Plus Fund
New York
235,000
 $                   235,000
0.08%
2.31%
-0.13%
8/11/2004
Total

3,680,000
 $
3,680,000
1.23%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
90338WAF0
89579KAF6
64015YAB0
Issuer
US ONCOLOGY INC
TRIAD HOSPITALS INC
NEIGHBORCARE INC
Underwriters
Citigroup, JP Morgan, Wachovia, DBSI
BofA, Citigroup, CSFB, Goldman Sachs,
Merrill Lynch, Bear Stearns, Credit Lyonnais,
JP Morgan, Lehman Brothers, Morgan
Stanley, Wachovia
Goldman Sachs, Lehman Brothers, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
USON 10.75% 8/15/2014
TRI 7% 5/15/2012
NCRX 6.875% 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2004
4/28/2004
5/1/2004
Total dollar amount of offering sold to QIBs
 $                                                 275,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 275,000,000
 $                                                 600,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
0.75%
2.75%
Rating
B3/B-
B2/B+
Ba3/B+
Current yield
10.75%
7.00%
??
Benchmark vs Spread (basis points)
634 bp
260 bp
187 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.05%
6.53%
2.13%
9/10/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%
6.53%
1.64%
9/10/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,645,000
 $
1,645,000
0.60%
6.53%
2.40%
9/10/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.06%
6.53%
3.04%
9/10/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.03%
6.53%
4.23%
9/10/2004
Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.04%
6.53%
2.71%
9/10/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
6.64%
4.11%
9/10/2004
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.01%
6.53%
2.24%
9/10/2004
SVS II High Income Portfolio
Chicago
275,000
 $                   275,000
0.10%
6.53%
2.23%
9/10/2004
SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.01%
6.53%
2.40%
9/10/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
7.25%
2.30%
9/10/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%
6.53%
1.96%
9/10/2004
New York Funds







Scudder High Income Plus Fund
New York
180,000
 $                   180,000
0.07%
6.53%
2.14%
9/10/2004
Total

2,770,000
 $
2,770,000
1.01%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
934548AA6
17243RAA9
45245EAF6
Issuer
WARNER MUSIC GROUP
CINEMARK INC
IMAX CORP
Underwriters
BofA, Deutsche Bank AG London, Lehman,
Merrill Lynch
Goldman Sachs, Lehman, BNY, CIBC, DBSI
CSFB, Jefferies, US Bancorp, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WARMUS 7.375%, 4/15/2014
CINMRK 9.75%, 3/15/2014
IMXCN 9.625%. 12/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
Co-Manager
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/1/2004
3/29/2004
11/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 465,000,000
 $                                                 577,173,000
 $                                                 160,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 465,000,000
 $                                                 577,173,000
 $                                                 160,000,000
Public offering price
 $                                                         100.00
 $                                                           62.37
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.69%
Rating
B3/B-
Caa1/B-
B3/B-
Current yield
7.38%
9.90%
9.63%
Benchmark vs Spread (basis points)
353 bp
595 bp
502 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.03%
2.88%
0.00%
4/1/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.01%
2.88%
0.00%
4/1/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,685,000
 $
1,685,000
0.36%
2.88%
0.00%
4/1/2004
Scudder High Income Trust
Chicago
165,000
 $                   165,000
0.04%
2.88%
0.00%
4/1/2004
Scudder Multi-Market Income Trust
Chicago
80,000
 $                     80,000
0.02%
2.88%
0.00%
4/1/2004
Scudder Strategic Income Fund
Chicago
115,000
 $                   115,000
0.02%
2.88%
0.00%
4/1/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.00%
2.88%
0.00%
4/1/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.01%
2.88%
0.00%
4/1/2004
SVS II High Income Portfolio
Chicago
290,000
 $                   290,000
0.06%
2.88%
0.00%
4/1/2004
SVS II Strategic Income Portfolio
Chicago
20,000
 $                     20,000
0.00%
2.88%
0.00%
4/1/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.00%
2.88%
0.00%
4/1/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.01%
2.88%
0.00%
4/1/2004
New York Funds







Scudder High Income Plus Fund
New York
190,000
 $                   190,000
0.04%
2.88%
0.00%
4/1/2004
Total

2,805,000
 $
2,805,000
0.60%










Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
983130AB1
040228AL2
857689ar4
Issuer
WYNN LAS VEGAS LLC/CORP
ARGOSY GAMING CO
STATION CASINOS
Underwriters
BofA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Morgan Stanley
BofA, DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
WYNN 6.625% 12/1/2014
AGY 7% 1/15/2014
STNG 6.5% 2/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
144A Lead Manager
Name of underwriter or dealer from which purchased
SG Americas
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/22/2004
2/5/2004
1/15/2004
Total amount of offering sold to QIBs
1,300,000,000
350,000,000
450,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,300,000,000
350,000,000
450,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.75%
1.88%
Rating
B2/B+
B1/B+
B1/B+
Current yield
6.63%
7.00%
6.50%
Benchmark vs Spread (basis points)
246 bp
98 bp
184 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.01%



Scudder Income Fund
Boston
35,000
 $                     35,000
0.00%



SVS I Bond Portfolio
Boston
0
 $                              -
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
1,675,000
 $
1,675,000
0.13%



Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.01%



Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.01%



Scudder Strategic Income Fund
Chicago
120,000
 $                   120,000
0.01%



Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.00%



Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.00%



SVS II High Income Portfolio
Chicago
280,000
 $                   280,000
0.02%



SVS II Strategic Income Fund
Chicago
20,000
 $                     20,000
0.00%



SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.00%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.00%



New York Funds







Scudder High Income Plus Fund
New York
190,000
 $                   190,000
0.01%



Total

2,800,000
 $
2,800,000
0.22%




